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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into HS Resources, Inc.'s previously filed Registration Statement File Nos. 333-19433, 333-21221, 33-52774 and 33-91934.


                                               /s/  ARTHUR ANDERSEN LLP

                                            ------------------------------------
                                                    ARTHUR ANDERSEN LLP

Denver, Colorado,

  March 20, 1997